UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 15, 2005

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code  (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                  Results of Operational Condition.

On March 15, 2005, Wave Systems Corp. (“Wave”) announced results for its fourth quarter and year ended December 31, 2004 and highlighted recent corporate developments.  This announcement was made via a conference call, webcast and press release entitled “Wave Systems Reports Improved Q4 Results and Highlights Progress in Addressing Growing Trusted Computing Marketplace.”

Item 9.01.                                  Financial Statements, Pro Forma Financial Information and Exhibits.

                                                (c)  Exhibits.

Exhibit 99.1	Press release, dated March 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

By:	/s/ Steven Sprague
Steven Sprague
Chief Executive Officer

Dated:  March 17, 2005

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release, dated March 15, 2005.